UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 F O R M 8 - K/A


                                 CURRENT REPORT
                         Pursuant To Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 20, 2004
       ------------------------------------------------------------------

                             Jaco Electronics, Inc.
               (Exact name of registrant as specified in charter)


              New York              000-05896               11-1978958
------------------------------------------------------------------------------
    (State or other jurisdiction   (Commission File       (IRS Employer
            of incorporation)           Number)        Identification No.)

            145 Oser Avenue,   Hauppauge,   New York    11788
         ------------------------------------ -------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (631) 273-5500
        ----------------------------------------------------------------


                                       N/A
          (Former name or former address, if changed since last report)

Item 9.01.  Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following pro forma financial statements are furnished in connection with the sale of substantially all of the assets of Nexus Custom Electronics, Inc. as described in Item 2.01.

Forward-Looking Statements

Statements contained in the pro forma financial statements that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company's actual results could differ materially from those contained in such forward-looking statements. The factors that may affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission. In addition, future events relating to the business of Nexus that may affect the Company include many of the factors mentioned in those documents as well as the fact that the operations of Nexus are no longer being managed by or are within the control of the Company. Accordingly there may be other factors affecting the operations of Nexus that the Company may be unaware of.

JACO ELECTRONICS, INC. AND SUBSIDIARIES

The unaudited pro forma condensed consolidated financial statements have been prepared to illustrate the effect of the sale of assets as of September 20 2004, of Nexus Custom Electronics, Inc.

The unaudited pro forma condensed consolidated balance sheet at June 30, 2004 is based on the historical consolidated balance sheet of Jaco Electronics, Inc. ("Jaco") as of June 30, 2004 and assumes that the sale of assets occurred on June 30, 2004.

Under the terms of the agreement, we received $9.25 million of the purchase consideration in cash at closing (subject to post closing adjustments) plus the buyer assumed certain liabilities. The balance of the purchase consideration will be satisfied through a $2.75 million subordinated note issued by the purchaser. We used the cash proceeds of $9.25 million from this transaction to pay down our existing credit facility. Additionally, under the terms of the asset purchase agreement we are entitled to receive additional consideration equal to 5% of the annual net sales of Nexus in excess of $20 million per year during each of the six years after the closing date, up to $1,000,000 in the aggregate. The additional consideration is not included in the pro forma calculations.

The unaudited pro forma condensed consolidated statements of operations for the twelve months ended June 30, 2004 is based on the historical consolidated statements of operations of Jaco Electronics, Inc. for the twelve months ended June 30, 2004 and reflects the pro forma results as if the sale of assets had occurred on July 1, 2003.

The pro forma adjustments are based on preliminary assumptions based on the purchase consideration and are subject to post closing adjustments and the completion of the calculation of "Net Assets" as defined in the Asset Sales Agreement. As a result, the final calculation in connection with the sale of assets may differ from that presented herein.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the actual results that would have been reported if the sale of assets occurred on the dates indicated nor do they purport to be indicative of the results which may be obtained in the future. In the opinion of management all adjustments necessary to present fairly such pro forma condensed consolidated financial statements have been made.

The pro forma condensed consolidated financial statements should be read in conjunction with Jaco Electronics, Inc.'s Form 10-K for the fiscal year ended June 30, 2004.

The following pro forma condensed consolidated balance sheet represents the June 30, 2004 balance sheet adjusted to reflect the sale of assets and assumption of liabilities of Nexus Custom Electronics, Inc., as if such transaction occurred June 30, 2004.

                                         JACO ELECTRONICS, INC. AND SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                      JUNE 30, 2004
                                                       (UNAUDITED)


                                                                 Historical                     Pro Forma
                                                             --------------------------------------------------------------
                                                                As Reported        Adjustments            Consolidated

ASSETS

Current Assets
   Cash                                                       $       552,655    $    9,250,000    (B)
                                                                                     (9,250,000)       $          552,655
   Marketable securities                                              770,283                                     770,283
   Accounts receivable - net                                       35,926,553                                  35,926,553
   Inventories                                                     37,017,390                                  37,017,390
   Prepaid expenses and other                                       1,513,657                                   1,513,657
   Deferred income taxes                                            2,725,000                                   2,725,000

   Current assets of discontinued operations                      12,910,801        (12,910,801)   (A)            -
                                                             ------------------- ------------------    ---------------------

          Total current assets                                    91,416,339        (12,910,801)               78,505,538

Property, plant and equipment - net                                2,003,137                                    2,003,137
Deferred income taxes                                                416,000                                      416,000
Excess of cost over net assets acquired - net                     25,416,087                                   25,416,087

Note receivable                                                          -            2,750,000   (B)           2,750,000
Other assets                                                       2,530,269                                    2,530,269
                                                             -------------------------------------    ---------------------

Total assets                                                    $121,781,832        $(10,160,801)         $  111,621,031
                                                             =================== ==================    =====================


LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
   Accounts payables                                            $  31,533,041                               $   31,533,041
   Current maturities of long-term debt and capitalized
        lease obligations                                          37,088,743      $  (9,250,000)  (C)          27,838,743
   Accrued compensation                                             1,581,922                                    1,581,922
   Accrued expenses                                                   953,169            400,000   (D)           1,353,169

   Income taxes payable                                                     -            560,000   (F)             560,000

   Current liabilities of discontinued operations                   2,800,664         (2,800,664)  (A)              -
                                                             -------------------    ------------------    -------------------

          Total current liabilities                                73,957,539         (11,090,664)               62,866,875

Long-term debt and capitalized lease obligations                      118,525                                       118,525

Deferred compensation                                               1,000,000                                     1,000,000

SHAREHOLDERS' EQUITY
   Common stock                                                      685,523                                        685,523
   Additional paid-in capital                                     26,735,295                                     26,735,295
   Retained earnings                                              21,562,396           1,489,863   (E)
                                                                                        (560,000)  (F)           22,492,259
   Accumulated other comprehensive income                             37,120                                         37,120
   Treasury stock                                                 (2,314,566)                                   (2,314,566)
                                                             -------------------------------------    ---------------------

    Total shareholders' equity                                    46,705,768            929,863                 47,635,631
                                                             ------------------- ------------------    ---------------------

Total liabilities and shareholders' equity                      $121,781,832       $(10,160,801)             $  111,621,031
                                                             =================== ==================    =====================


See accompanying notes to pro forma condensed financial statements.




                                        JACO ELECTRONICS, INC. AND SUBSIDIARIES
                                NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                     JUNE 30, 2004
                                                      (UNAUDITED)



(A) Reflects the assets to be sold and liabilities to be assumed under the asset purchase agreement relating to the sale of Nexus as if the transaction had occurred on June 30, 2004.


(B)          Reflects cash proceeds received at closing of $9,250,000 as well as a subordinated note receivable from the buyer of $2,750,000 at closing.



(C)          Reflects the required repayment of a portion of the outstanding balance under the Company's credit facility.


(D)          Reflects estimated transaction costs of $400,000.

(E)          Reflects the gain on the sale, calculated as follows:

               Cash proceeds at closing                                                                  $9,250,000
               Note receivable                                                                            2,750,000
               Current liabilities of discontinued operations                                             2,800,664
                                                                         -------------------------------------------

                                   Sub-total                                                             14,800,664

               Less:

               Current assets of discontinued operations                                                 12,910,801
               Estimated transaction costs                                                                  400,000
                                                                         -------------------------------------------

               Gain on sale                                                                              $1,489,863
                                                                         ===========================================

(F) Reflects estimated taxes on the gain on sale.



The following pro forma condensed consolidated statement of operations for the year ended June 30, 2004 represents the results of operations as if the sale of assets and assumption of liabilities of Nexus Custom Electronics, Inc. had occurred July 1, 2003.




                                            JACO ELECTRONICS, INC. AND SUBSIDIARIES
                                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED JUNE 30, 2004
                                                          (UNAUDITED)


                                                                 Historical                         Pro Forma
                                                           ----------------------------------------------------------------------
                                                                As Reported           Adjustments               Consolidated


Net sales                                                   $      249,100,345                               $        249,100,345

Cost of goods sold                                                 214,389,155                                        214,389,155
                                                           -------------------- -------------------------    ---------------------


   Gross profit                                                      34,711,190             -                           34,711,190

Selling, general and administrative expenses                         35,016,383                                         35,016,383
                                                           --------------------- ------------------------    ---------------------


   Operating loss                                                      (305,193)             -                          (305,193)


   Interest expense                                                    1,539,007             (405,000)  (B)             1,134,007
                                                           --------------------- ------------------------    ---------------------


   Loss from continuing operations before income taxes               (1,844,200)              405,000                  (1,439,200)


Income tax benefit                                                     (553,131)              121,500   (C)              (431,631)
                                                           ---------------------- -----------------------    ---------------------

   Loss from continuing operations                                   (1,291,069)              283,500                  (1,007,569)


Earnings from discontinued operations, net of taxes                      735,498             (735,498)  (A)                 -
                                                           --------------------- ------------------------    ---------------------

   Net loss                                                 $          (555,571) $           (451,998)      $          (1,007,569)
                                                           ====================== =======================    =====================

Per Share Information

    Basic (loss) earnings per common share:

     Loss from continuing operations                                    $ (0.22)                                         $(0.17)
     Earnings from discontinued operations                               $ 0.13

                                                           -----------------------                          ---------------------
    Net loss                                                            $ (0.09)                                        $  (0.17)

                                                           =======================                          =====================

    Diluted (loss) earnings per common share:

     Loss from continuing operations                                   $  (0.22)                                         $ (0.17)
     Earnings from discontinued operations                               $ 0.13

                                                           ---------------------                            ---------------------
    Net loss                                                            $ (0.09)                                         $ (0.17)

                                                           =======================                          =====================

Weighted average common shares outstanding:


Basic and diluted                                                      5,974,844                                       5,974,844
                                                           ======================                          =====================

See accompanying notes to pro forma condensed financial statements.


                     JACO ELECTRONICS, INC. AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2004
                                   (UNAUDITED)





(A)  Reflects the elimination of the operating results of Nexus.

(B) Reflects the reduction in interest expense resulting from the repayment of a portion of outstanding borrowings under the Company's existing credit facility.


 (C) Reflects the tax effect of the pro forma adjustments recorded.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     JACO ELECTRONICS, INC.



Date:  October 5, 2004                               By: /s/ Jeffrey D. Gash
                                                         -----------------------
                                                        Jeffrey D. Gash,
                                                        Executive Vice President